UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 3, 2015 (November 2, 2015)

HOLLY ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32225	20-0833098
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood, Suite 1300, Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 871-3555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 2, 2015, Holly Energy Partners — Operating, L.P. (“HEP Operating”), a wholly-owned subsidiary of Holly Energy Partners, L.P. (“HEP”), closed its previously announced acquisition from Frontier El Dorado Refining LLC (“FEDR”), a wholly-owned subsidiary of HollyFrontier Corporation (“HollyFrontier”), of a naphtha fractionation tower (the “NFU 2”) and a hydrogen generation unit (the “HGU3” and, together with the NFU2 the “Assets”) located at FEDR’s El Dorado, Kansas refinery (the “Acquisition”). The Acquisition is effective as of November 1, 2015. HollyFrontier controls the general partner of HEP.

LLC Interest Purchase Agreement

On November 2, 2015, HollyFrontier, FEDR and HEP Operating entered into a LLC Interest Purchase Agreement (the “Purchase Agreement”), with an effective date of November 1, 2015, pursuant to which HEP Operating acquired from FEDR all of the issued and outstanding membership interests (the “Interests”) of El Dorado Operating LLC (“El Dorado Operating”), which owns the Assets. The cash consideration paid by HEP Operating for the Interests was $62.0 million. The Acquisition was closed simultaneously with the signing of the Purchase Agreement.

HollyFrontier has agreed to unconditionally guarantee the payment of certain obligations under the Purchase Agreement.

The description of the Purchase Agreement herein is qualified by reference to the copy of the Purchase Agreement filed as Exhibit 10.1 to this report, which is incorporated by reference into this report in its entirety.

Master Tolling Agreements

Master Tolling Agreement (Refinery Assets)

On November 2, 2015, in connection with the closing of the Acquisition, FEDR and HEP Operating entered into a 15-year tolling agreement for the HGU3 (the “HGU3 Tolling Agreement”) with an effective date of November 1, 2015. FEDR has the option to extend the term for one additional five-year period. Pursuant to the HGU3 Tolling Agreement, HEP Operating will provide processing services to FEDR on the HGU3. FEDR will pay HEP Operating a tolling fee of $4.07 per thousand standard cubic feet per day (“MSCFD”) of fungible natural gas based on a minimum commitment of 5,948 MSCFD.

These tolling fee is subject to various adjustments, including limited upward adjustments (a) for changes in the Producer Price Index-Commodities-Finished Goods (“PPI”) produced by the U.S. Department of Labor, Bureaus of Statistics and the annual HollyFrontier merit compensation adjustment; provided, that the change in PPI in any year shall not be less than one percent or more than three percent, (b) if actual operating expenses for the HGU3 exceed assumed operating expenses, (c) if HEP Operating incurs any capital expenditures relating to the construction and start-up of the HGU3, and (d) if the costs and expenses, including catalysts, reasonably incurred by HEP Operating in the first turnaround of the HGU3 exceed the accrued turnaround cost. In addition, if the aggregate cost of gas incurred by HEP Operating in connection with the operation of the HGU3 exceeds $136,156 in a calendar month, FEDR will reimburse HEP Operating the amount by which the aggregate cost exceeds $136,156.

HollyFrontier will guarantee the obligations of FEDR under the HGU3 Tolling Agreement, and HEP will guarantee the obligations of HEP Operating.

The description of the HGU3 Tolling Agreement herein is qualified by reference to the copy of the HGU3 Tolling Agreement, filed as Exhibit 10.2 to this report, which is incorporated by reference into this report in its entirety.

Master Tolling Agreement (Operating Assets)

On November 2, 2015, in connection with the closing of the Acquisition, FEDR and HEP Operating entered into a 15-year tolling agreement for the NFU2 (the “NFU2 Tolling Agreement”) with an effective date of November 1, 2015. FEDR has the option to extend the term for one additional five-year period. Pursuant to the NFU2 Tolling Agreement, HEP Operating will provide processing services to FEDR on the NFU2. FEDR will pay HEP Operating a tolling fee of $0.36 per barrel of light naptha and heavy naptha based on a minimum commitment of 48,750 barrels per day.

These tolling fee is subject to various adjustments, including limited upward adjustments (a) for changes in the Producer Price Index-Commodities-Finished Goods (“PPI”) produced by the U.S. Department of Labor, Bureaus of Statistics and the annual HollyFrontier merit compensation adjustment; provided, that the change in PPI in any year shall not be less than one percent or more than three percent, (b) if actual operating expenses for the NFU2 exceed assumed operating expenses, (c) if HEP Operating incurs any capital expenditures relating to the construction and start-up of the NFU2, and (d) if the costs and expenses, including catalysts, reasonably incurred by HEP Operating in the first turnaround of the NFU2 exceed the accrued turnaround cost. In addition, if the aggregate cost of gas incurred by HEP Operating in connection with the operation of the NFU2 exceeds $73,610 in a calendar month, FEDR will reimburse HEP Operating the amount by which the aggregate cost exceeds $73,610.

HollyFrontier will guarantee the obligations of FEDR under the NFU2 Tolling Agreement, and HEP will guarantee the obligations of HEP Operating.

The description of the NFU2 Tolling Agreement herein is qualified by reference to the copy of the NFU2 Tolling Agreement, filed as Exhibit 10.3 to this report, which is incorporated by reference into this report in its entirety.

Thirteenth Amended and Restated Omnibus Agreement

On November 2, 2015, in connection with the closing of the Acquisition, HollyFrontier, HEP and certain of their respective subsidiaries entered into a Thirteenth Amended and Restated Omnibus Agreement (the “Thirteenth Amended Omnibus Agreement”), with an effective date of November 1, 2015. The Thirteenth Amended Omnibus Agreement amends and restates the Twelfth Amended and Restated Omnibus Agreement, dated effective as of January 1, 2015, to, among other things, subject the Assets to HollyFrontier’s right of first refusal to purchase HEP’s assets that serve HollyFrontier’s refineries.

The description of the Thirteenth Amended Omnibus Agreement herein is qualified by reference to the copy of the Thirteenth Amended Omnibus Agreement, filed as Exhibit 10.4 to this report, which is incorporated by reference into this report in its entirety.

Amended and Restated Secondment Agreement

On November 2, 2015, in connection with the closing of the Acquisition, Holly Logistic Services, L.L.C. (“Holly GP”), the general partner of the general partner of HEP, HEP Operating, El Dorado Operating, Cheyenne Logistics LLC (“Cheyenne Logistics”), a wholly-owned subsidiary of HEP, El Dorado Logistics LLC (“El Dorado Logistics” and, together with Holly GP, HEP Operating, El Dorado Operating and Cheyenne Logistics, the “Partnership Group”), a wholly-owned subsidiary of HEP, Frontier Refining LLC (“Frontier Refining”), a wholly owned subsidiary of HollyFrontier, FEDR, and HollyFrontier Payroll Services, Inc. (“HPS” and, together with Frontier Refining and FEDR, the “HollyFrontier Group”), a wholly owned subsidiary of HollyFrontier, entered into an Amended and Restated Services and Secondment Agreement (the “Amended and Restated Services and Secondment Agreement”), with an effective date of November 1, 2015. The Amended and Restated Services and Secondment Agreement amends and restates the Services and Secondment Agreement, dated effective as of January 1, 2015, to, among other things, provide for the secondment of employees by the HollyFrontier Group to the Partnership Group for the purposes of performing operational, maintenance and management activities related to the Assets. During their period of secondment, the seconded employees will be under the management and supervision of the Partnership Group.

The Partnership Group will reimburse the applicable HollyFrontier Group member for all necessary and reasonable costs and expenses incurred by such HollyFrontier Group member with respect to the seconded employees, including their wages and benefits, based on either the percentage of time such seconded employee provides services to the Partnership Group or time such seconded employee actually spends providing services to the Partnership Group.

The description of the Amended and Restated Services and Secondment Agreement herein is qualified by reference to the copy of the Amended and Restated Services and Secondment Agreement, filed as Exhibit 10.5 to this report, which is incorporated by reference into this report in its entirety.

Amended and Restated Master Lease and Access Agreement

On November 2, 2015, in connection with the closing of the Acquisition, FEDR, El Dorado Operating and certain other subsidiaries of HollyFrontier and HEP, entered into an Amended and Restated Master Lease and Access Agreement (the “Amended and Restated Master Lease and Access Agreement”), with an effective date of November 1, 2015. The Amended and Restated Master Lease and Access Agreement amends and restates the Master Lease and Access Agreement, dated effective as of January 1, 2015, to provide for a 50-year initial term lease by FEDR to El Dorado Operating, for a nominal amount, of the real property on which the Assets are situated. Pursuant to the terms of the Amended and Restated Master Lease and Access Agreement, FEDR has agreed to permit El Dorado Operating and its affiliates to have access to the Assets. The Amended and Restated Master Lease and Access Agreement also provides that, (i) following termination or expiration of the HGU3 Tolling Agreement with respect to the HGU3, FEDR will have the option to purchase the HGU3 for fair market value, and (ii) following termination or expiration of the NFU2 Tolling Agreement with respect to the NFU2, FEDR will have the option to purchase the NFU2 for fair market value.

The description of the Amended and Restated Master Lease and Access Agreement herein is qualified by reference to the copy of the Amended and Restated Master Lease and Access Agreement, filed as Exhibit 10.6 to this report, which is incorporated by reference into this report in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	LLC Interest Purchase Agreement dated as of November 2, 2015 by and between HollyFrontier Corporation, Frontier El Dorado Refining LLC and Holly Energy Partners – Operating, L.P.

10.2	Master Tolling Agreement (Refinery Assets) dated as of November 2, 2015 by and between Frontier El Dorado Refining LLC and Holly Energy Partners-Operating L.P.

10.3	Master Tolling Agreement (Operating Assets) dated as of November 2, 2015 by and between Frontier El Dorado Refining LLC and Holly Energy Partners-Operating L.P.

10.4	Thirteenth Amended and Restated Omnibus Agreement dated as of November 2, 2015 by and among HollyFrontier Corporation, Holly Energy Partners, L.P. and certain of their respective subsidiaries

10.5	Amended and Restated Services and Secondment Agreement dated as of November 2, 2015 by and among Holly Logistic Services, L.L.C., Holly Energy Partners-Operating L.P., El Dorado Operating LLC, Cheyenne Logistics LLC, El Dorado Logistics LLC, HollyFrontier Payroll Services, Inc., Frontier Refining LLC and Frontier El Dorado Refining LLC

Exhibit No.	Description

10.6	Amended and Restated Master Lease and Access Agreement dated as of November 2, 2015 by and among Frontier El Dorado Refining LLC, Frontier Refining LLC, Holly Refining & Marketing – Tulsa LLC, Holly Refining & Marketing Company – Woods Cross LLC, Navajo Refining Company, L.L.C., El Dorado Operating LLC, El Dorado Logistics LLC, Cheyenne Logistics LLC, HEP Tulsa LLC, HEP Woods Cross, L.L.C. and HEP Pipeline, L.L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP Logistics Holdings, L.P., its General Partner

	By:	Holly Logistic Services, L.L.C., its General Partner

		By:	/s/ Richard L. Voliva III
		Name:	Richard L. Voliva III
		Title:	Vice President and Chief Financial Officer

Date: November 3, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	LLC Interest Purchase Agreement dated as of November 2, 2015 by and between HollyFrontier Corporation, Frontier El Dorado Refining LLC and Holly Energy Partners – Operating, L.P.

10.2	Master Tolling Agreement (Refinery Assets) dated as of November 2, 2015 by and between Frontier El Dorado Refining LLC and Holly Energy Partners-Operating L.P.

10.3	Master Tolling Agreement (Operating Assets) dated as of November 2, 2015 by and between Frontier El Dorado Refining LLC and Holly Energy Partners-Operating L.P.

10.4	Thirteenth Amended and Restated Omnibus Agreement dated as of November 2, 2015 by and among HollyFrontier Corporation, Holly Energy Partners, L.P. and certain of their respective subsidiaries

10.5	Amended and Restated Services and Secondment Agreement dated as of November 2, 2015 by and among Holly Logistic Services, L.L.C., Holly Energy Partners-Operating L.P., El Dorado Operating LLC, Cheyenne Logistics LLC, El Dorado Logistics LLC, HollyFrontier Payroll Services, Inc., Frontier Refining LLC and Frontier El Dorado Refining LLC

10.6	Amended and Restated Master Lease and Access Agreement dated as of November 2, 2015 by and among Frontier El Dorado Refining LLC, Frontier Refining LLC, Holly Refining & Marketing – Tulsa LLC, Holly Refining & Marketing Company – Woods Cross LLC, Navajo Refining Company, L.L.C., El Dorado Operating LLC, El Dorado Logistics LLC, Cheyenne Logistics LLC, HEP Tulsa LLC, HEP Woods Cross, L.L.C. and HEP Pipeline, L.L.C.